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                                                           EXHIBIT 21

             SUBSIDIARIES OF WATTS WATER TECHNOLOGIES, INC.

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NAME OF SUBSIDIARY                               JURISDICTION OF
                                                  ORGANIZATION
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Watts Regulator Co.                                     MA
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Webster Investment Company                              DE
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Watts Drainage Products, Inc.                           DE
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Jameco Industries, Inc.                                 NY
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Anderson-Barrows Metals Corporation                     CA
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Webster Valve, Inc.                                     NH
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Ames Holdings, Inc.                                     DE
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Watts Spacemaker, Inc.                                  CA
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Watts Radiant, Inc.                                     DE
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Watts Distribution Company, Inc.                        DE
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Watts Premier, Inc.                                     AZ
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Hunter Innovations, Inc.                                CA
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Rudolph Labranche, Inc.                                 NH
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Watts Business Trust                                    MA
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Watts Flowmatic, Inc.                                   DE
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Watts Intermes GmbH                                  Austria
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Watts Ocean NV                                       Belgium
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Watts MTB EAD                                        Bulgaria
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Watts Industries Canada                               Canada
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Tanggu Watts Valve Co., LTD                           China
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Tianjin Tanggu Watts Bronze Valve Company             China
Limited
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Taizhou Shida Pipe Product Manufacturing              China
Co., Ltd.
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Tianjin Watts Valve Company                           China
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Watts Eurotherm SA                                    France
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Watts Electronics SA                                  France
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WIG Armaturen Vertriebs GmbH                         Germany
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Watts Industries Deutschland GmbH                    Germany
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Watts Germany Holding GmbH                           Germany
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Watts Instrumentation GmbH                           Germany
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Watts Italy Holding SPA                               Italy
f/k/a Intemes SpA
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Watts Londa SPA                                       Italy
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Watts Intermes                                        Italy
f/k/a WLI S.R.L.
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Watts Cazzaniga S.p.A.                                Italy
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Immobiliare Cazziniga S.r.l.                          Italy
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Watts Stern Rubinetti S.r.l.                          Italy
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Watts Industries Europe BV                         Netherlands
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Philabel BV                                        Netherlands
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Watts Ocean BV                                     Netherlands
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Anderson Barrows Benelux BV                        Netherlands
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Watt Europe Services BV                            Netherlands
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Watts Industries, Sp. Z.o.o                           Poland
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Watts Industries Iberica SA                           Spain
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Watts Sweden Holding AB                               Sweden
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Watts Eminent AB                                      Sweden
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Watts Industries Nordic AB                            Sweden
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Lefeva AB                                             Sweden
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Watts Intermes AG                                  Switzerland
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Watts Industries Tunisia                             Tunisia
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Watts U.K. Ltd.                                   United Kingdom
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www.plumbworld.com                                United Kingdom
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www.plumbingpages.com                             United Kingdom
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Giuliani Anello S.r.l.                                Italy
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Martin Orgee UK Ltd.                              United Kingdom
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